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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSON BY THESE PRESENTS:

  Each of the undersigned hereby constitutes and appoints DAVID H. HAWKINS, EDWIN C. SUMMERS AND RAYMOND A. GOLAN and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Transamerica Finance Corporation and any and all amendments thereto, and to file the same, together with exhibits (including post-effective amendments) thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

  Executed on the 12th day of July, 1993.

         David R. Carpenter                        Frank C. Herringer
- -------------------------------------     -------------------------------------
         David R. Carpenter                        Frank C. Herringer


- -------------------------------------                Allen C. Miech
           Kent L. Colwell                -------------------------------------
                                                     Allen C. Miech

           Richard H. Finn

- -------------------------------------              Charles E. Tingley
           Richard H. Finn                -------------------------------------
                                                   Charles E. Tingley

           Edgar H. Grubb
- -------------------------------------
           Edgar H. Grubb